Subsequent events - Acquisition of 7 plasma centers from ImmunoTek (Details) € in Thousands, $ in Thousands	Apr. 02, 2024 EUR (€) € / $	Apr. 02, 2024 USD ($) € / $	Apr. 02, 2024 USD ($)	Jun. 15, 2022 EUR (€)	Jun. 15, 2022 USD ($)	Apr. 25, 2022 EUR (€)
Events after the Reporting Period [Line items]
Fair value of net assets acquired				€ 83,366	$ 88,193	€ 1,157,229
Business combination | 7 plasma centers acquired April 2, 2024
Events after the Reporting Period [Line items]
Number of plasma centers acquired	7	7
Consideration paid	€ 122,667	$ 135,547
Fair value of net assets acquired	4,922		$ 5,439
Total consideration paid	122,667		135,547
Goodwill (excess of the cost of the business combination over the fair value of net assets acquired)	€ 117,745		$ 130,108
Exchange rate	1.1050	1.1050